UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 11, 2005

REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices)        (Zip Code)

(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On May 11, 2005, the stockholders of Regent Communications, Inc. (“Regent”) approved and adopted the Regent 2005 Incentive Compensation Plan as presented at the Regent 2005 annual meeting of stockholders. The Plan is attached as Annex I to Regent’s proxy statement dated April 1, 2005 prepared in connection with the 2005 annual meeting, and the material terms of the Plan are summarized in that proxy statement under the heading “Description of the 2005 Incentive Compensation Plan.” Annex I to the proxy statement and the information contained under the above referenced heading in the proxy statement are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

10.1	Regent Communications, Inc. 2005 Incentive Compensation Plan*

*	Incorporated by reference to Annex I of the Regent Communications, Inc. proxy statement dated April 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS

Anthony A. Vasconcellos, Senior Vice President and Chief Financial Officer

2